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                                                                 EXHIBIT 10.9


                             COMPAQ COMPUTER CORPORATION
                  1998 FORMER NONEMPLOYEE REPLACEMENT OPTION PLAN

                     (FORMERLY DIGITAL EQUIPMENT CORPORATION
            1995 and 1990 STOCK OPTION PLAN FOR NONEMPLOYEE DIRECTORS
        No new grants will be issued under these Plans after June 11, 1998)

1995 Plan (As Amended and Restated on June 12, 1997):

Section 1 -- Purpose

     The purpose of the 1995 Stock Option Plan for Nonemployee Directors (the "Plan") is to increase the proprietary interest of nonemployee members of the Board of Directors in the continued success of Digital Equipment
Corporation(the "Corporation") and to provide them with an incentive to continue to serve as directors.

Section 2 -- Administration

     The Plan shall be administered by the Compensation and Stock Option Committee of the Board of Directors of the Corporation, or any successor committee thereto. The Committee shall have responsibility finally and conclusively to interpret the provisions of the Plan and to decide all questions of fact arising in its application. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan.

Section 3 -- Type of Options

     Options granted pursuant to the Plan shall be nonstatutory options which are not intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

Section 4 -- Eligibility

     Directors of the Corporation who are not employees of the Corporation or any subsidiary or affiliate thereof ("Nonemployee Directors") shall be eligible to participate in the Plan. Each Nonemployee Director to whom options are granted hereunder shall be a participant ("Participant") under the Plan. Nonemployee Directors who were serving as directors of the Corporation on January 1, 1995 are referred to herein as "Existing Nonemployee Directors." Nonemployee Directors who commence service as directors of the Corporation
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after January 1, 1995 are referred to herein as "New Nonemployee Directors."

Section 5 -- Stock Available under the Plan

     Subject to adjustment as provided in Section 9 below, an aggregate of50,000 shares of the Corporation's Common Stock, plus the number of shares of Common Stock available for issuance under the Corporation's 1990 Stock Option Plan for Nonemployee Directors as of the date of approval of the Plan by the Corporation's stockholders, shall be available for issuance pursuant to the provisions of the Plan. Such shares may be authorized and unissued shares or maybe shares issued and thereafter acquired by the Corporation. If an option granted under the Plan or under the 1990 Plan shall expire or terminate for any reason without having been exercised in whole or in part, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan

Section 6 -- Automatic Grant of Options

(a) In each year prior to 1997, on the date of the Corporation's Annual Meeting of Stockholders, each Existing Nonemployee Director who continues in office after said Annual Meeting, shall receive automatically and without further action by the Board of Directors or the Committee, a grant of an option to purchase 1,000 shares of Common Stock of the Corporation in accordance with the provisions of Section 7, and subject to adjustment as provided in Section 9.

(b) In each year prior to 1997, on the date of the Corporation's Annual Meeting of Stockholders, each New Nonemployee Director who continues in office after said Annual Meeting, shall receive automatically and without further action by the Board of Directors or the Committee, a grant of an option to purchase 2,500 shares of Common Stock of the Corporation in accordance with the provisions of
Section 7, and subject to adjustment as provided in Section 9.

(c) Commencing with the date of the Corporation's Annual Meeting of Stockholders in 1997, each year, on the date of the Corporation's Annual Meeting of Stockholders, each Existing Nonemployee Director who is 65 years of age or older as of the date of the Corporation's Annual Meeting of Stockholders in 1997and who continues in office after said Annual Meeting, shall receive automatically and without further action by the Board of Directors or the Committee, a grant of an option to purchase 3,500 shares of Common Stock of the Corporation in accordance with the provisions of Section 7, and subject to adjustment as provided in Section 9.

(d) Commencing with the date of the Corporation's Annual Meeting of Stockholders in 1997, each year, on the date of the Corporation's Annual

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Meeting of Stockholders, each (a) New Nonemployee Director who continues in office after said Annual Meeting and (b) Existing Nonemployee Director who is less than 65years of age as of the date of the Corporation's Annual Meeting of Stockholders in 1997 and who continues in office after said Annual Meeting, shall receive automatically and without further action by the Board of Directors or the Committee, a grant of an option to purchase 6,000 shares of Common Stock of the Corporation in accordance with the provisions of
Section 7, and subject to adjustment as provided in Section 9.

Section 7 -- Terms and Conditions of Options

7.1 Exercise of Options.

(a) Each option granted under the Plan shall be exercisable at the rate of 33% on the first and second anniversaries of the date such option was granted and 34% on the third anniversary of the date such option was granted, subject to the provisions of Section 8 hereof.

(b) Notwithstanding the provisions of paragraph (a) above, an option granted to any Participant shall become immediately exercisable in full upon the first to occur of:

(1) The death of any Participant, in which case the option may be exercised by the Participant's executor or administrator, or if not so exercised, by the legatees or distributees of his or her estate or by such other person or persons to whom the Participant's rights under the option shall pass by will or by the applicable laws of descent and distribution;

(2) Such time as the Participant ceases to be a director of the Corporation by reason of his or her permanent disability; or

(3) Such time as the Participant retires from the Board of Directors so long as he or she is at least 70 years of age and has completed at least five years of service as a Director at the time of such retirement.

(c) In the event that the Participant ceases to be a director of the Corporation for any reason other than those specified in paragraph (b) above prior to the time a Participant's option becomes fully exercisable, the option will terminate with respect to the shares as to which the option is not then exercisable and all rights of the Participant to such shares shall terminate without further obligation on the part of the Corporation.

(d) In the event that the Participant ceases to be a director of the Corporation after his or her option has become exercisable in whole or in part, such option shall remain exercisable in whole or in part, as the case may be, in accordance with the terms hereof.

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(e) Options granted under the Plan shall expire ten years from the date on which the option is granted, unless terminated earlier in accordance with the Plan; provided, however, that in the event a Participant ceases to be a director of the Corporation by reason of death, including without limitation in the event that a Participant dies after ceasing to be a director of the Corporation by reason of disability or retirement, any option granted to such Participant hereunder shall expire one year from the date of the Participant's death
(whether or not this period ends after expiration of the exercise period).

7.2 Exercise Price.

     The exercise price of an option shall be 100% of the fair market value per share of Common Stock of the Corporation on the date the option is granted. For purposes of the Plan, "fair market value" of a share of stock on any date shall mean the average of the high and low selling prices of the Corporation's Common Stock on the New York Stock Exchange Composite Transactions Index as of the date of grant, or if the date of grant is not a business day, as of the last business day for which prices are available prior to the date of grant.

7.3 Payment of Exercise Price.

(a) Subject to the terms and conditions of the Plan and the documentation of the options pursuant to Section 7.5 hereof, an option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Corporation stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares; provided, however, that there shall be no such exercise at anyone time as to fewer than one hundred (100) shares or all of the remaining shares then purchasable by the person or persons exercising the option, if fewer than one hundred (100) shares.

(b) Options granted under the Plan may be paid for by (i) delivery of cash, bank draft, money order or a check to the order of the Corporation in an amount equal to the exercise price of such options, (ii) by delivery to the Corporation of shares of Common Stock of the Corporation already owned by the Participant having a fair market value equal in amount to the exercise price of the option being exercised, provided that such method is consistent with applicable tax laws, (iii) if permitted by applicable law, through the delivery of an assignment to the Corporation of a sufficient amount of the proceeds from the sale of Common Stock of the Corporation acquired upon exercise to pay for all of the Common Stock so acquired and an authorization to the broker or selling agent to pay that to the Corporation, or (iv) by any combination of such methods of payment.

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7.4 Rights as a Stockholder.

     Except as specifically provided by the Plan, the grant of an option will not give a Participant rights as a stockholder; the Participant will obtain such rights, subject to any limitations imposed by the Plan, upon actual receipt of Common Stock of the Corporation.

7.5 Documentation of Option Grants.

     Option grants shall be evidenced by written instruments prescribed by the Committee from time to time. The instruments may be in the form of agreements to be executed by both the Participant and the Corporation or certificates, letters or similar instruments, which need not be executed by the Participant but acceptance of which will evidence agreement to the terms of the grant.

7.6 Nontransferability of Options.

     No option granted under the Plan shall be assignable or transferable by the Participant to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution. During the life of the Participant, the option shall be exercisable only by such person (or in the event of incapacity, by the person or persons properly appointed to act on his or her behalf).

7.7 Approvals.

     The effectiveness of the Plan and of the grant of all options is subject to the approval of the Plan by the affirmative vote of a majority of the shares of the Corporation's Common Stock present in person or by proxy and entitled to vote at a meeting of the stockholders at which the Plan is presented for approval. Notwithstanding anything to the contrary in the Plan, no Options granted hereunder shall become exercisable until such approval has been received. The Corporation's obligation to sell and deliver shares of stock under the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of the stock.

Section 8 -- Regulatory Compliance and Listing

(a) The issuance or delivery of any shares of stock subject to exercisable Options hereunder may be postponed by the Committee for such period as may be required to comply with any applicable requirements under the Federal securities laws, any applicable listing requirements of any national securities exchange or any requirements under any law or regulation applicable to the issuance or delivery of such shares. The Corporation shall not be obligated to issue or deliver any such shares if the issuance or delivery

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thereof would constitute a violation of any provision of any law or of any regulation of any governmental authority or any national securities exchange.

(b) Should any provision of this Plan require modification or be unnecessary to comply with the requirements of Section 16 of and Rule 16b-3under the Securities Exchange Act of 1934, as amended ("1934 Act"), the Committee may waive such provision and/or amend this Plan to add to or modify the provisions hereof accordingly.

(c) It is the Corporation's intent that the Plan comply in all respects with Rule 16b-3 of the 1934 Act (or any successor or amended provisions thereof)and any applicable Securities and Exchange Commission interpretations thereof. If any provision of this Plan is deemed not to be in compliance with Rule 16b-3,the provision shall be null and void.

Section 9 -- Adjustment in Event of Changes in Capitalization

     In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Corporation's capitalization, or other distribution with respect to holders of the Corporation's Common Stock other than normal cash dividends, automatic adjustment shall be made in the number and kind of shares as to which outstanding options or portions thereof then unexercised shall be exercisable and in the available shares set forth in Section 5 hereof, to the end that the proportionate interest of the option holder shall be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share. Automatic adjustment shall also be made in the number and kind of shares subject to options subsequently granted under the Plan.

Section 10 -- No Right to Reelection

     Nothing in the Plan shall be deemed to create any obligation on the part of the Board of Directors or standing Committee thereof to nominate any Nonemployee Director for reelection by the Corporation's stockholders, nor confer upon any Nonemployee Director the right to remain a member of the Board of Directors for any period of time, or at any particular rate of compensation.

Section 11 -- Amendment and Termination

(a) The Board of Directors shall have the right to amend, modify or terminate the Plan at any time and from time to time; provided, however, that unless required by law, no such amendment or modification shall (a) affect any right or obligation with respect to any grant theretofore made; or (b) unless

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previously approved by the stockholders, increase the number of shares of
Common Stock available for grants as provided in Section 5 hereof (as adjusted pursuant to Section 9 hereof). In addition, no such amendment shall, unless previously approved by the stockholders (where such approval is necessary to satisfy then applicable requirements of federal securities laws, the Code or rules of any stock exchange on which the Corporation's Common Stock is listed), (i) in any manner affect the eligibility requirements set forth in Section 4 hereof, (ii)except to the extent provided for in Section 9 hereof, increase the number of shares of Common Stock subject to any option,
(iii) except to the extent provided for in Section 9 hereof, change the purchase price of the shares of Common Stock subject to any option, (iv) extend the period during which options may be granted under the Plan, (v) materially increase the benefits to Participants under the Plan, (vi) in any manner cause Rule 16b-3under the 1934 Act (or any successor provision thereof) to become inapplicable to this Plan; and provided further that, except to the extent permitted by Rule16b-3, the provisions of this Plan specified in Rule 16b-3(c)(2)(ii)(A) (or any successor or amended provision thereof) under the 1934 Act (including without limitation, provisions of eligibility, amount, price and timing of awards) may not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

(b) Unless earlier terminated by the Board of Directors, the Plan shall terminate on December 31, 2000; provided, however, that options which are granted on or before this date shall remain exercisable in accordance with their respective terms after the termination of the Plan.

Section 12 -- 1990 Plan

     Upon approval of the Plan by the Corporation's stockholders, the authority to grant options under the 1990 Stock Option Plan for Nonemployee Directors shall expire. Options granted pursuant to the 1990 Stock Option Plan for Nonemployee Directors shall remain outstanding and exercisable and subject to the option agreement related thereto, or in accordance with such other terms and conditions as the Committee shall determine.

Section 13 -- Governing Law

     The Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

1990 Plan:

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Section 1 - Purpose.

The purpose of the 1990 Stock Option Plan for Nonemployee Directors (the "Plan") is to increase the proprietary interest of nonemployee members of the Board of Directors in the continued success of Digital Equipment Corporation (the "Company") and to provide them with an incentive to continue to serve as directors.

Section 2 - Administration.

     The Plan shall be administered by the Compensation and Stock Option Committee of the Board of Directors of the Company, or any successor committee thereto. The Committee shall have responsibility finally and conclusively to interpret the provisions of the Plan and to decide all questions of fact arising in its application. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan.

Section 3 -- Type of Options.

     Options granted pursuant to the Plan shall be nonstatutory options which are not intended to meet the requirements of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code").

Section 4 - Eligibility.

     Directors of the Company who are not employees of the Company or any subsidiary or affiliate thereof ("Nonemployee Directors") shall be eligible to participate in the Plan. Each Nonemployee Director to whom stock options are granted shall be a participant ("Participant") under the Plan.

Section 5 -- Stock Available under the Plan.

     Subject to adjustment as provided in Section 10 below, an aggregate of 100,000 shares of the Company's Common Stock shall be available for issuance pursuant to the provisions of the Plan. Such shares may be authorized and unissued shares or may be shares issued and thereafter acquired by the Company. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in whole or in part, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan.

Section 6 -- Automatic Grant of Options.

(a) Each Nonemployee Director in office at the time the Plan is approved

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by the Company's stockholders pursuant to Section 7.7 hereof shall receive automatically and without further action by the Board of Directors or the Committee a grant of an option to purchase 5,000 shares of Common Stock of the Company in accordance with the provisions of Section 7, and subject to adjustment as provided in Section 10. Such grant shall be made as of the date of approval of the Plan by the Company's stockholders.

(b) Each Nonemployee Director who commences his or her service as a director after approval of the Plan by the Company's stockholders pursuant to Section 7.7 hereof shall receive automatically and without further action by the Board of Directors or the Committee a grant of an option to purchase 5,000shares of Common Stock of the Company in accordance with the provisions of Section 7, and subject to adjustment as provided in Section 10. Such grant shall be made as of the date of such Nonemployee Director's commencement of service as a director of the Company.

Section 7 -- Terms and Conditions of Options

7.1 Exercise of Options.

(a) Each option granted under the Plan shall be exercisable at the rate of 20% per year commencing on the first anniversary of the date the Participant begins serving as a Director, subject to the provisions of Section 9hereof. Each option granted under the Plan to Nonemployee Directors who commenced service as a director prior to the date of stockholder approval of the Plan shall be exercisable to the extent of 20% of the shares covered by the option for each year of service completed as of such date, subject to the provisions of Section 9 hereof.

(b) Notwithstanding the provisions of paragraph (a) above, an option granted to any Participant shall become immediately exercisable in full upon the first to occur of: (1) The death of any Participant, in which case the option maybe exercised by the Participant's executor or administrator, or if not so exercised, by the legatees or distributees of his or her estate or by such other person or persons to whom the Participant's rights under the option shall pass by will or by the applicable laws of descent and distribution; (2) Such time as the Participant ceases to be a director of the Company by reason of his or her permanent disability.

(c) In the event that a Participant ceases to be a director of the Company as a result of retirement from the Board of Directors at a time when such Participant is eligible to receive benefits under the Company's Retirement Arrangement for Nonemployee Directors in effect as of the effective date of this Plan, or if not eligible to receive such benefits, at a time when such Participant has reached age 70 and has completed at least five years of service as a Director of the Company, such Participant shall retain the option

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granted to him or her under the Plan whether or not it is fully exercisable at the time of such retirement, and such option, if not fully exercisable at the time of such retirement, shall become exercisable in accordance with the terms of paragraph (a) above, as if the Participant's service as a director had continued.

(d) In the event that the Participant ceases to be a director of the Company for any reason other than those specified in paragraphs (b) and (c)above prior to the time a Participant's option becomes fully exercisable, the option will terminate with respect to the shares as to which the option is not then exercisable and all rights of the Participant to such shares shall terminate without further obligation on the part of the Company.

(e) In the event that the Participant ceases to be a director of the Company after his or her option has become exercisable in whole or in part, such option shall remain exercisable in whole or in part, as the case may be, in accordance with the terms hereof.

(f) Options granted under the Plan shall expire ten years from the date on which the option is granted, unless terminated earlier in accordance with the Plan; provided, however, that in the event a Participant ceases to be a Director of the Company by reason of death, including without limitation in the event that a Participant dies after ceasing to be a Director of the Company by reason of disability or retirement, any option granted to such Participant hereunder shall expire one year from the date of the Participant's death(whether or not this period ends after expiration of the exercise period).

     7.2 Exercise Price. The exercise price of an option shall be 100% of the fair market value per share of Common Stock of the Company on the date the option is granted. For purposes of the Plan, "fair market value" of a share of stock on any date shall mean the average of the high and low selling prices of the Company's Common Stock on the New York Stock Exchange Composite Transactions Index as of the date of grant, or if the date of grant is not a business day, as of the last business day for which prices are available prior to the date of grant.

7.3 Payment of Exercise Price.

(a) Subject to the terms and conditions of the Plan and the documentation of the options pursuant to Section 7.5 hereof, an option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares; provided, however, that there shall be no such exercise at anyone time as to fewer than one hundred (100) shares or all of the remaining shares

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then purchasable by the person or persons exercising the option, if fewer than one hundred (100) shares.

(b) Options granted under the Plan may be paid for by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or by delivery to the Company of shares of Common Stock of the Company already owned by the Participant having a fair market value equal in amount to the exercise price of the option being exercised, provided that such method is consistent with applicable tax laws, or by any combination of such methods of payment.

7.4 Rights as a Stockholder. Except as specifically provided by the Plan, the grant of an option will not give a Participant rights as a stockholder; the Participant will obtain such rights, subject to any limitations imposed by the Plan, upon actual receipt of Common Stock of the Company.

7.5 Documentation of Option Grants. Option grants shall be evidenced by written instruments prescribed by the Committee from time to time. The instruments may be in the form of agreements to be executed by both the Participant and the Company or certificates, letters or similar instruments, which need not be executed by the Participant but acceptance of which will evidence agreement to the terms of the grant.

7.6 Nontransferability of Options. No option granted under the Plan shall be assignable or transferable by the Participant to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution. During the life of the Participant, the option shall be exercisable only by such person (or in the event of incapacity, by the person or persons properly appointed to act on his or her behalf).

7.7 Approvals. The effectiveness of the Plan and of the grant of all options is subject to(i) the approval of the Plan by the affirmative vote of a majority of the shares of the Company's Common Stock present in person or by proxy and entitled to vote at a meeting of the stockholders at which the Plan is presented for approval and(ii) receipt by the Company of an opinion of counsel or the written concurrence of the Staff of the Securities and Exchange Commission with opinions as set forth in a no-action letter, related to compliance of the Plan with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, (the "1934 Act"), and such other matters deemed necessary or appropriate by counsel for the Company. In the event that such approval as aforesaid has not been received on or before August 13, 1991, or in the event that such opinion or concurrence has not been received on or before August 13, 1991, then in either such event the Plan and options granted hereunder shall be null and void, and upon the occurrence of both such approval and opinion or concurrence as aforesaid, the Plan and suchoptions

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shall become effective as of the date of the stockholders' approval of the
Plan. Notwithstanding anything to the contrary in the Plan, no options granted hereunder shall become exercisable until such approval and opinion or concurrence have been received. The Company's obligation to sell and deliver shares of stock under the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of the stock.

Section 8 -- Regulatory Compliance and Listing.

(a) The issuance or delivery of any shares of stock subject to exercisable options hereunder may be postponed by the Committee for such period as may be required to comply with any applicable requirements under the Federal securities laws, any applicable listing requirements of any national securities exchange or any requirements under any law or regulation applicable to the issuance or delivery of such shares. The Company shall not be obligated to issue or deliver any such shares if the issuance or delivery thereof would constitute a violation of any provision of any law or of any regulation of any governmental authority or any national securities exchange.

(b) No discretion concerning decisions regarding the Plan shall be afforded to a person who is not a "disinterested person" within the meaning of Section 16 of and Rule 16b-3 promulgated under the 1934 Act. Sections 4 and 6 hereof shall not be amended more than once every six months, other than to comport with changes in the Code or the rules thereunder. Should any provision of this paragraph require modification or be unnecessary to comply with the requirements of
Section 16 of and Rule 16b-3 under the 1934 Act, the Committee may waive such provision and/or amend this Plan to add to or modify the provisions hereof accordingly.

Section 9 -- Holding Periods.

     Any option granted under the Plan may not be exercised for at least six months after the grant thereof, and the shares of stock that are received upon exercise of any option granted under the Plan may not be sold for at least six months after acquisition thereof, except in the event of the disability or death of the holder thereof. Should any provision of this paragraph require modification or be unnecessary to comply with the requirements of Section 16 of and Rule 16b-3 under the 1934 Act, the Committee may waive such provision and/or amend this Plan to add to or modify the provisions hereof accordingly.

Section 10 -- Adjustment in Event of Changes in Capitalization.

     In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capitalization, or other distribution with respect to holders of the Company's Common Stock other than

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normal cash dividends, automatic adjustment shall be made in the number and kind of shares as to which outstanding options or portions thereof then unexercised shall be exercisable and in the available shares set forth in
Section 5 hereof, to the end that the proportionate interest of the option holder shall be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share. Automatic adjustment shall also be made in the number and kind of shares subject to options subsequently granted under the Plan.

Section 11 -- No Right to Reelection.

     Nothing in the Plan shall be deemed to create any obligation on the part of the Board of Directors to nominate any Nonemployee Director for reelection by the Company's stockholders, nor confer upon any Nonemployee Director the right to remain a member of the Board of Directors for any period of time, or at any particular rate of compensation.

Section 12 -- Amendment and Termination.

(a) Except as provided in Section 8(b), the Board of Directors shall have the right to amend, modify or terminate the Plan at any time and from time to time; provided, however, that unless required by law, no such amendment or modification shall (a) affect any right or obligation with respect to any grant theretofore made; (b) in any manner affect the requirements set forth in Section8(b) hereof; or (c) unless previously approved by the stockholders, increase the number of shares of Common Stock available for grants as provided in Section 5hereof (as adjusted pursuant to Section 10 hereof). In addition, no such amendment shall, unless previously approved by the stockholders (where such approval is necessary to satisfy then applicable requirements of federal securities laws, the Code or rules of any stock exchange on which the Company's Common Stock is listed), (i) in any manner affect the eligibility requirements set forth in Section 4 hereof, (ii) increase the number of shares of Common Stock subject to any option, (iii) change the purchase price of the shares of Common Stock subject to any option, (iv) extend the period during which options may be granted under the Plan, or (v) materially increase the benefits to Participants under the Plan.

(b) Unless earlier terminated by the Board of Directors, the Plan shall terminate on December 31, 2000; provided, however, that options which are granted on or before this date shall remain exercisable in accordance with their respective terms after the termination of the Plan.

Section 13 -- Governing Law.

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The Plan shall be governed by and construed in accordance with the laws of the
Commonwealth of Massachusetts.

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